UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2017

JRI
Nuveen Real Asset Income and Growth Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, triggered a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen, LLC. Jay L. Rosenberg and Jeffrey T. Schmitz, CFA, have been portfolio managers since the Fund’s inception. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland have been portfolio managers since 2015.

The Boards of Trustees and shareholders of Nuveen Real Asset Income and Growth Fund (JRI) and Diversified Real Asset Income Fund (DRA) approved the reorganization of DRA into JRI. The reorganization is intended to benefit shareholders of each Fund through fee and expense savings as well as enhanced secondary market visibility and liquidity from the combined Fund’s greater outstanding shares, which over time is anticipated to promote increased investor interest and narrower trading discounts relative to net asset value. The reorganization became effective immediately before the open of business on September 11, 2017. JRI was the surviving Fund in the reorganization.

Effective January 26, 2018 (subsequent to the close of this reporting period), the Nuveen Fund Board approved an investment policy change for JRI that allows investment of up to 5% in real assets-related senior loans.

Here the Fund’s portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2017?

The U.S. economy began the year at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.6%, as reported by the Bureau of Economic Analysis “advance” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Although the hurricanes temporarily weakened shopping and dining out activity, consumer spending remained the main driver of demand in the economy, as consumers benefited from employment and wage gains. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in December 2017 from 4.7% in December 2016 and job gains averaged around 171,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

(CPI) increased 2.1% over the twelve-month reporting period ended December 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in November 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.1% and 6.4, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017, June 2017 and December 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. After stumbling with health care reform earlier in 2017, legislators passed a major tax overhaul at the end of December, which lowered individual and corporate tax rates. While the new tax law changes are expected to be stimulative to the economy, there are some concerns that it could pose challenges to the Fed’s ability to manage interest rates in the future. Although incoming Fed Chairman Jerome Powell is expected to maintain the course established by outgoing Chair Janet Yellen, after her term expired in February 2018, markets may deem this as another source of uncertainty.

Geopolitical risks were prominent, but some concerns eased by the end of the reporting period. Rhetoric surrounding U.S. trade with China and the renegotiation of the North American Free Trade Agreement (NAFTA) was toned down. After an uncertain start, the “Brexit” talks between the U.K. and European Union progressed to the next phase. Closely watched elections in the Netherlands, France and Germany yielded market friendly results. Tensions between the U.S. and North Korea intensified but did not have a lasting impact on the markets.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2017?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the JRI Blended Index, which is an index we created to represent a model asset allocation for an income oriented-product providing investment exposure to real assets. The Fund’s Custom Blended Benchmark constituents include: 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

6	NUVEEN

During the reporting period, we continued to select securities using an investment process that screens for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. As the reporting period progressed, we reduced exposure to the infrastructure equity sector based on relative valuations after the space performed very well in 2017. The change in allocation essentially served as a rebalance, trimming areas that had moved significantly higher and adding to those that had lagged. The proceeds from the reduction to infrastructure equities were reallocated to the preferred area where we added to both infrastructure as well as real estate, although more heavily to the infrastructure segment. In light of the recently passed legislation that lowers corporate tax rates, the REIT common equity asset class may be a little less attractive in relative terms because these securities were already exempt from corporate tax and received little benefit as a result. However, the negative impact has been muted somewhat by a late provision added to the bill that allowed for a 20% tax deduction on dividends and distributions for individuals who invest in pass-through vehicles such as REITs. The provision has reduced the effective tax rate on pass-throughs to be more competitive relative to C-corporations. On balance, the Fund’s broader allocation to equities decreased at the margin, while preferreds moved slightly higher. We will continue to make changes within those larger categories where we see the best opportunities, but are currently comfortable with the overall asset mix.

The Fund’s fixed income exposure remained underweight versus the benchmark during the reporting period. Also, the composition of the debt portfolio remained higher in quality relative to historic ranges. Approximately one third of its holdings were rated investment grade, whereas traditionally the exposure has been very heavily weighted to high yield. We continued to find opportunities to invest in a number of attractive bonds with stable cash flows and minimal exposure to volatile commodity prices as well as non-U.S. opportunities, which transformed the Fund’s debt mix into something more akin to the geographic representation of the equity and preferred categories. Utilities, pipelines and technology infrastructure holdings comprised the three largest sectors in the debt portion of the portfolio at the end of the reporting period.

Also during the reporting period, the Fund continued to short U.S. Treasury future contracts to hedge against interest rate risk within the high yield bond portfolio. These futures contracts had a negligible effect on the Fund’s performance during the reporting period. We expanded the hedge program to include selling 10-year, 20-year and 30-year Treasury futures to better match the maturities of bonds within the high yield portfolio.

How did the Fund perform during this twelve-month reporting period ended December 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and since inception periods ended December 31, 2017. For the twelve-month reporting period ended December 31, 2017, the Fund’s total return at net asset value (NAV) outperformed its JRI Blended Index, but underperformed the Morgan Stanley Capital International (MSCI) World Index.

Despite episodes of geopolitical turmoil and policy uncertainty during the reporting period, risk appetites in the financial markets remained supported by economic activity and financial conditions. Volatility remained extremely low, while corporate earnings enjoyed a string of seemingly never-ending positive surprises, followed by constant upward earnings revisions. Strong upward momentum for equities continued throughout the reporting period and even accelerated somewhat as the reporting period wound to a close, with several indices repeatedly reaching record levels. Sentiment in

NUVEEN	7

Portfolio Managers’ Comments (continued)

the markets remained decidedly positive, while the tax legislation that passed near the end of December 2017 further bolstered equity market optimism for most sectors within the U.S.

All five of the “real asset” categories represented in the JRI Custom Blended Benchmark produced strong absolute returns. The public commercial real estate sector posted an 11.4% return (FTSE EPRA/NAREIT Developed Index) during the reporting period, with global real estate outperforming U.S. real estate returns throughout 2017. Despite these solid results, the real estate sector significantly underperformed the strong gains in both the broader global equity markets, which advanced 23.1% as measured by the MSCI World Index, and the infrastructure sector. REIT investors remained cautious based on the anticipation of global interest rates moving higher and weaker underlying fundamentals within real estate relative to other areas. Global infrastructure equities produced the strongest results among the five real asset categories represented in the Fund. The segment was up a healthy 20.1% (S&P Global Infrastructure Index), outpacing REITs by almost 9%, but falling short of global equities. The improving global economic backdrop favored some of the more cyclically sensitive sectors within infrastructure such as toll roads and airports, along with technology infrastructure, which was the best performing category during the reporting period. Ongoing secular growth trends remained supportive of technology infrastructure stocks, which advanced once again due to the strength of data center and cell tower companies. The high yield sector extended its year-to-date gains, producing a 7.5% return in 2017 as measured by the Bloomberg Barclays U.S. Corporate High Yield Index; however, the pace slowed a bit as the year progressed. High yield spreads versus Treasuries continued to compress throughout the year, ending near their tightest level in 10 years. The two preferred indices within the JRI Custom Blended Benchmark both turned in strong results. The Wells Fargo Hybrid & Preferred Securities REIT Index advanced 11.4% and the Bloomberg Barclays Global Capital Securities Index gained 15.4% for the reporting period.

We attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The goal of this Fund is to provide a portfolio of securities with steady income and growth potential, while at the same time dampening risk, especially relative to global equity markets. During the reporting period, the Fund’s outperformance relative to the JRI Blended Index was driven by favorable results from the high yield and REIT common equity segments. The global infrastructure and infrastructure preferred sectors were the primary performance detractors, while the REIT preferred segment had little impact on the Fund’s relative performance. The Fund’s results fell short of the MSCI World Index, which is comprised of a broad array of equity securities, due to its diversified exposure to other sectors that underperformed the strong advance of global equities during the reporting period.

High yield debt contributed the most to the Fund’s relative returns. Overall, the high yield asset class continued its string of strong performance that started in February 2016. The investing backdrop for high yield remained favorable given the strong economic growth trends across the globe. The sector continued to benefit from both solid fundamentals and technicals. Corporate balance sheets continued to strengthen due to the combination of decent topline growth, lack of meaningful inflation to impact operating costs and an exceedingly conducive market for new issuance. Demand for yield from investors, coupled with modestly lower new issuance volumes, also contributed to a very positive technical backdrop for the asset class. Although valuations in terms of spreads to Treasuries ended the reporting period near 10-year lows, the high yield market continued to be supported by the outlook for modest defaults over the next year and investors’ need for current income. As of December 2017, Moody’s Investors Service was estimating a 2% global speculative grade default rate in the next twelve months compared to the 4.5% historical average. In terms of specific contributors, most of our high yield portfolio’s outperformance versus the benchmark resulted from its underweight to certain industrial sectors, which fell short of the broader benchmark return. A structural underweight to industrials is typical for the Fund because most of the companies within that space don’t meet our definition of infrastructure or real estate. Also, as the reporting period progressed and spreads has less room to tighten, our high yield portfolio benefited from its higher yield compared to the benchmark.

8	NUVEEN

Real estate common equities also contributed favorably to the Fund’s relative returns. Within the sector, the Fund’s underweight to regional malls as well as favorable security selection within the group led the positive contributors. U.S.-based mall companies remained under pressure during the reporting period as brick-and-mortar retail continued to struggle in the face of e-commerce disruption and elevated retail store closings. The Fund remained largely out of the U.S. mall space in terms of equity exposure, preferring instead to gain limited exposure to the sector through non-U.S. holdings. This worked in our favor because the Fund’s international holdings in this sector generated strongly positive total returns, while the mall sector within the index was also positive over the same period. In the industrial REIT sector, the underlying fundamentals remained strong because of the continued demand for space due in large part to online retailing, the same forces putting downward pressure on the mall category. Given the strong demand, high occupancy and relatively low existing supply of capital stock, industrial REITs generally outperformed the overall real estate sector, gaining nearly 24% as measured by index holdings. The Fund’s holdings in this area generated even higher returns than the index provided, also contributing to our relative outperformance in the real estate common equity space. Also, in the health care REIT area, the Fund benefited from its underweight position in Ventas, Inc., one of the largest index constituents. Within the health care REIT sector, we continued to like the secular trend of outpatient medical care as well as companies focused on medical office space and lab space for the biopharmaceutical industry.

The infrastructure common equity area was the Fund’s primary performance detractor, due in large part to the Fund’s overweight to master limited partnerships (MLPs); however, the index does contain only one MLP holding. Much of the Fund’s underperformance within the group was stock specific because some MLP shares were able to post modest gains during the reporting period due to oil price stabilization. The portfolio’s position in Plains All American Pipeline L.P. caused the bulk of the relative return shortfall after the company held a disastrous earnings call reporting second-quarter results. Management had also previously stated that the company had hedges in place to insulate it from downward oil price movements, yet multiple times, the company guided earnings down due to weak oil prices from previous quarters. Plains also announced it would likely have to cut its dividend, but was unclear as to what level. The weaker earnings, multiple downward revisions to expectations, and uncertainty about the timing and size of a dividend cut put sustained pressure on the stock price. We continue to hold our position in Plains All American Pipeline. Also in the infrastructure common equity area, transportation assets such as airports performed very well because underlying airport volume trends were supportive. Our portfolio was positioned with an underweight to the airport area, not because we don’t like the space, but due to the fact that the Fund’s primary objective is to deliver a high level of income. Within airports, we have a hard time finding common equity opportunities because their dividend yields typically fall below the qualification hurdle for this strategy. As a result, our underweight to the sector contributed to the shortfall in infrastructure common equity.

The infrastructure preferred equity area also hindered performance, due mostly to the Fund’s overweight to preferred securities from midstream energy pipeline companies. Around the world, concerns began to wane about the ongoing supply glut as oil inventories were consistently drawn down, given continued global demand as many economies grew faster than anticipated. Although this resulted in strength in the price of the commodity, many investors remained on the sidelines regarding energy exposure, likely because of the previous volatility and uncertainty in the sector. As a result, midstream energy underperformed, which hurt the portfolio in relative terms because the index has hardly any exposure to pipeline preferreds, whereas it was the Fund’s second largest allocation.

NUVEEN	9

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a positive impact on performance during this reporting period.

As of December 31, 2017, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	29.36%
Regulatory Leverage*	29.36%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2017	Draws*	Paydowns	December 31, 2017	Average Balance Outstanding	Draws	Paydowns	February 28, 2018
$73,275,000	$151,950,000	$ —	$225,225,000	$119,990,753	$ —	$ —	$225,225,000
*	$151,500,000 is in connection with the Fund Reorganization, please refer to Note 9 – Fund Reorganization for further details.

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

10	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2017, the Fund’s fiscal and tax year-end, and may differ from previously issued distribution notifications.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of the Fund’s distributions as of December 31, 2017. These source include amounts attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2017 will be made in early 2018 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of December 31, 2017

Fiscal YTD Percentage of Distribution			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
100.0%	0.0%	0.0%	$1.2830	$1.2830	$0.0000	$0.0000

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of December 31, 2017

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.1060	6.49%	15.81%	10.27%	6.54%	15.81%

The Tax Cuts and Jobs Act

A large portion of the Fund’s portfolio holdings consist of Real Estate Investment Trusts (REITs). For tax years beginning after December 31, 2017, The Tax Cuts and Jobs Act generally would allow a non-corporate taxpayer a deduction of

NUVEEN	11

Share Information (continued)

20% of the investor’s domestic qualified business income received from certain pass-through entities, including REITs. However, Regulated Investment Companies (RICs) such as the Fund are not explicitly given the ability to pass the deduction through to their non-corporate shareholders. Treasury has been approached to provide RICs the ability to report a portion of their distributions as qualified business income eligible for the 20% deduction. However, until such relief is provided, non-corporate investors will not be able to receive the tax benefit that they would otherwise receive investing directly in the individual REIT securities.

SHARE REPURCHASES

During August 2017, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JRI
Shares cumulatively repurchased and retired	27,600
Shares authorized for repurchase	975,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of December 31, 2017, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
NAV	$19.61
Share price	$17.80
Premium/(Discount) to NAV	(9.23)%
12-month average premium/(discount) to NAV	(9.02)%

12	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

NUVEEN	13

JRI

Nuveen Real Asset Income and Growth Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	5-Year	Since Inception
JRI at NAV	15.81%	10.27%	11.33%
JRI at Share Price	21.62%	11.10%	9.56%
Custom Blended Benchmark	13.77%	7.27%	8.08%
MSCI World Index	22.40%	11.64%	11.26%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	53.8%
$25 Par (or similar) Retail Preferred	31.3%
Corporate Bonds	25.5%
$1,000 Par (or similar) Institutional Preferred	14.7%
Convertible Preferred Securities	7.9%
Investment Companies	1.8%
Whole Loans	1.6%
Convertible Bonds	1.1%
Sovereign Debt	0.7%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	1.5%
Net Assets Plus Borrowings	141.6%
Borrowings	(41.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Equity Real Estate Investment Trusts	37.8%
Electric Utilities	17.6%
Oil, Gas & Consumable Fuels	11.3%
Multi-Utilities	6.4%
Transportation Infrastructure	3.7%
Independent Power & Renewable Electricity Producers	2.9%
Other	19.1%
Repurchase Agreements	1.2%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AA	0.4%
A	2.3%
BBB	39.1%
BB or Lower	29.0%
N/R (not rated)	29.2%
Total	100%

Country Allocation

(% of total investments)

United States	57.6%
Canada	13.3%
Singapore	4.9%
Australia	3.1%
Italy	2.6%
France	2.1%
Other	16.4%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

Spark Infrastructure Group	3.3%
STAG Industrial Inc.	3.0%
Mapletree Logistics Trust	2.7%
MGM Growth Properties LLC	2.2%
Endesa SA	1.9%

NUVEEN	15

Report of

Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Real Asset Income and Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Real Asset Income and Growth Fund (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended December 31, 2013, were audited by other auditors whose report dated February 27, 2014, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of certain Nuveen investment companies since 2014.

Chicago, Illinois

February 28, 2018

16	NUVEEN

JRI

Nuveen Real Asset Income and Growth Fund
Portfolio of Investments	December 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 138.4% (98.8% of Total Investments)

	COMMON STOCKS – 53.8% (38.4% of Total Investments)

	Air Freight & Logistics – 0.5%

53,465	Oesterreichische Post AG, (2)	$2,401,573

	Commercial Services & Supplies – 0.2%

66,232	Covanta Holding Corporation	1,119,321

	Diversified Telecommunication Services – 1.2%

1,498,564	HKBN Limited	1,895,059
1,546,306	HKT Trust and HKT Limited	1,971,266
22,087	Inmarsat PLC, (2)	146,101
3,823,583	Netlink NBN Trust, (3)	2,387,149
	Total Diversified Telecommunication Services	6,399,575

	Electric Utilities – 6.2%

2,719,465	AusNet Services, (2)	3,821,673
455,752	Contact Energy Limited, (2)	1,795,218
259,595	Endesa SA, (2), (3)	5,552,169
267,546	Enersis Chile SA	1,519,661
116,842	Iberdrola SA, (2)	904,507
759,027	Infratil Limited, (2)	1,784,001
71,413	Power Assets Holdings Limited, (2)	601,934
5,022	Red Electrica Corporacion SA, (2), (3)	112,730
200,778	Scottish and Southern Energy PLC, (2)	3,569,390
20,617	Southern Company	991,472
4,875,075	Spark Infrastructure Group, (2)	9,529,725
515,360	Transmissora Alianca de Energia Eletrica SA	3,315,481
	Total Electric Utilities	33,497,961

	Equity Real Estate Investment Trusts – 28.3%

83,558	AEW UK REIT PLC	112,252
365,410	American Hotel Income Properties REIT LP	2,715,139
27,642	Armada Hoffler Properties Inc.	429,280
400,564	Ascendas Real Estate Investment Trust, (2)	812,964
96,465	Automotive Properties Real Estate Investment Trust	837,258
172,986	Brixmor Property Group Inc.	3,227,919
4,637	Centura Industrial REIT	9,208
457,057	Centuria Metropolitan REIT	852,319
141,546	Charter Hall Retail REIT, (2)	458,741
30,865	Choice Properties Real Estate Investment Trust	327,803
303,858	City Office REIT, Inc.	3,953,193
18,278	Cofinimmo, SANV, (2)	2,406,930
40,259	Community Healthcare Trust Inc.	1,131,278
3,567,725	Concentradora Fibra Hotelera Mexicana SA de CV	2,099,356
38,229	Developers Diversified Realty Corporation	342,532
307,139	Dream Global Real Estate Investment Trust	2,985,870
208,677	Dream Industrial Real Estate Investment Trust	1,460,905
20,597	Duke Realty Corporation	560,444
1,148,979	Empiric Student Property PLC	1,438,826
17,266	Eurocommercial Properties NV	752,220
1,143,004	Fibra Uno Administracion SA	1,691,036
14,027	Fonciere Des Regions, Reg S, (2)	1,588,003
2,836,388	Fortune REIT	3,506,980
1,708,956	Frasers Centrepoint Trust	2,862,209
6,036,598	Frasers Logistics & Industrial Trust	5,235,675
60,566	Gaming and Leisure Properties Inc.	2,240,942
139,228	Gramercy Property Trust	3,711,818

NUVEEN	17

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

153,647	Growthpoint Properties Australia Limited, (2)	$408,091
210,431	Health Care Property Investors Inc.	5,488,040
28,976	Hersha Hospitality Trust	504,182
33,524	ICADE	3,295,532
4,003,936	IGB Real Estate Investment Trust	1,780,846
191,830	Immobiliare Grande Distribuzione SIIQ SpA	221,881
81,368	Independence Realty Trust	821,003
1,071	Invincible Investment Corporation	455,775
68,254	Iron Mountain Inc.	2,575,223
1,428,190	Keppel DC REIT	1,527,019
264,407	Killam Apartment Real Estate I	2,991,144
6,406	Kimco Realty Corporation	116,269
134,656	LaSalle Hotel Properties	3,779,794
49,740	Lexington Corporate Properties Trust	479,991
2,094,151	Mapletree Commercial Trust	2,536,562
1,969,019	Mapletree Greater China Commercial Trust	1,810,829
2,054,451	Mapletree Industrial Trust	3,118,274
8,017,081	Mapletree Logistics Trust	7,912,480
233,192	MedEquities Realty Trust, Inc.	2,616,414
176,498	Medical Properties Trust Inc.	2,432,142
31,115	Mercialys, (2)	688,055
215,711	MGM Growth Properties LLC	6,287,976
88,528	National Storage REIT, (2)	105,815
867,306	Nexus Real Estate Investment Trust	1,393,761
571,995	NorthWest Healthcare Properties REIT	5,173,893
17,968	NSI NV	749,495
81,662	Park Hotels & Resorts, Inc.	2,347,783
1,405,094	Parkway Life Real Estate Investment Trust	3,141,225
107,305	Physicians Realty Trust	1,930,417
107,403	Piedmont Office Realty Trust	2,106,173
189,293	Plaza Retail REIT	641,518
136,825	Prologis Property Mexico SA de CV	236,525
958,595	Propertylink Group	747,944
265,868	Pure Industrial Real Estate Trust	1,431,922
8,058	RLJ Lodging Trust	177,034
15,456	Sabra Health Care Real Estate Investment Trust Inc.	290,109
22,068	Smart Real Estate Investment Trust	542,659
317,468	STAG Industrial Inc.	8,676,400
904,934	Summit Industrial Income REIT	5,291,380
25,786	Sunstone Hotel Investors Inc.	426,243
2,262,248	TF Administradora Industrial S de RL de CV	3,429,758
42,207	Ventas Inc.	2,532,842
640,569	VEREIT, Inc.	4,990,033
478,495	Viva Energy REIT	843,762
28,813	Welltower Inc.	1,837,405
17,264	Wereldhave NV, (2)	827,671
313,443	WPT Industrial Real Estate Investment Trust	3,986,995
	Total Equity Real Estate Investment Trusts	153,457,384

	Gas Utilities – 0.6%

9,698	AmeriGas Partners, LP	448,339
27,910	APA Group, (2)	180,981
109,611	Gas Natural SDG S.A, (2)	2,529,653
	Total Gas Utilities	3,158,973

	Health Care Providers & Services – 0.4%

150,830	Sienna Senior Living Inc., Subscription	2,186,255

	Household Durables – 0.3%

34,740	Kaufman and Broad SA, (2)	1,648,972

	Independent Power & Renewable Electricity Producers – 2.3%

156,517	Brookfield Renewable Energy Partners LP	5,455,060

18	NUVEEN

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers (continued)

705,715	Meridian Energy Limited	$1,462,910
9,325	NRG Yield, Inc., Class C Shares	176,243
75,482	Pattern Energy Group Inc.	1,622,108
253,874	Saeta Yield S.A	2,988,229
82,179	TransAlta Renewables Inc.	875,399
	Total Independent Power & Renewable Electricity Producers	12,579,949

	Media – 0.1%

23,857	Eutelsat Communications, (2)	552,350

	Mortgage Real Estate Investment Trusts – 3.1%

13,519	Apollo Commercial Real Estate Finance, Inc.	249,426
38,366	Ares Commercial Real Estate Corporation	494,921
112,820	Blackstone Mortgage Trust Inc., Class A	3,630,548
85,758	Granite Point Mortgage Trust Inc.	1,521,347
191,783	KKR Real Estate Finance Trust, Inc.	3,837,578
181,558	Starwood Property Trust Inc.	3,876,263
176,387	TPG Re Finance Trust Inc.	3,360,172
	Total Mortgage Real Estate Investment Trusts	16,970,255

	Multi-Utilities – 2.0%

196,835	Engie, (2)	3,383,888
43,578	National Grid PLC	2,562,822
645,280	Redes Energeticas Nacionais SA	1,919,338
1,273,450	Vector Limited, (2)	3,128,730
	Total Multi-Utilities	10,994,778

	Oil, Gas & Consumable Fuels – 3.0%

3,684	DCP Midstream LP	133,840
100,624	Enagas, (2)	2,877,788
10,012	Enbridge Energy Partners LP	138,266
30,273	Enbridge Income Fund Holdings Inc.	717,930
152,889	Enterprise Products Partnership LP	4,053,087
11,813	Magellan Midstream Partners LP	838,014
56,753	ONEOK, Inc.	3,033,448
10,784	Pembina Pipeline Corporation	390,437
20,375	Plains GP Holdings LP, Class A Shares	447,231
621,351	Snam Rete Gas S.p.A, (2)	3,043,054
11,697	Williams Partners LP	453,610
	Total Oil, Gas & Consumable Fuels	16,126,705

	Real Estate Management & Development – 0.7%

178,872	Atrium European Real Estate Ltd	890,671
89,026	Brookfield Property Partners	1,972,816
334,588	Citycon Oyj	866,340
5,609	Landmark Infrastructure Partners LP	101,523
	Total Real Estate Management & Development	3,831,350

	Road & Rail – 0.6%

569,188	Aurizon Holdings Limited, (2)	2,193,225
515,502	ComfortDelGro Corporation, (2)	761,650
176,908	Stagocoach Group PLC	393,390
	Total Road & Rail	3,348,265

	Semiconductors & Semiconductor Equipment – 0.2%

1,252	Canadian Solar, Inc.	1,074,492

	Transportation Infrastructure – 3.5%

206,380	Abertis Infraestructuras S.A, (2)	4,591,885
29,466	CCR SA, (2)	143,519
222,065	Enav S.p.A, (2)	1,201,712

NUVEEN	19

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)			Value

	Transportation Infrastructure (continued)

6,159,647	Hopewell Highway Infrastructure Limited, (2)			$3,920,363
6,804,038	Hutchison Port Holdings Trust, (2)			2,816,817
96,225	Jiangsu Expressway Company Limited, (2)			146,290
48,256	Macquarie Infrastructure Corporation			3,098,035
115,117	Sydney Airport, (2)			631,660
249,249	Transurban Group, (2)			2,412,244
126,157	Zhejiang Expressway Company Limited			138,706
	Total Transportation Infrastructure			19,101,231

	Water Utilities – 0.6%

913,051	Aguas Andinas SA. Class A			599,403
45,275	Cia de Saneamento do Parana, (3)			817,573
909,655	Inversiones Aguas Metropolitanas SA			1,726,482
680	Pennon Group PLC, (2)			7,179
	Total Water Utilities			3,150,637
	Total Common Stocks (cost $269,174,166)			291,600,026

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 31.3% (22.3% of Total Investments)

	Electric Utilities – 6.6%

20,255	APT Pipelines Limited	6.205%	N/R	$1,582,918
129,699	Brookfield Infrastructure Partners LP	5.350%	BBB–	2,664,143
105,626	Entergy Arkansas Inc.	4.875%	A	2,654,381
38,270	Entergy Louisiana LLC	4.875%	A	949,861
23,123	Entergy New Orleans, LLC	5.500%	A	591,255
19,281	Entergy Texas Inc.	5.625%	A	511,139
146,947	Georgia Power Company	5.000%	A–	3,763,313
135,174	Integrys Energy Group Inc., (2)	6.000%	Baa1	3,656,457
152,893	NextEra Energy Inc.	5.250%	BBB	3,909,474
55,405	NextEra Energy Inc.	5.000%	BBB	1,382,909
121,953	PPL Capital Funding, Inc.	5.900%	BBB	3,120,777
84,895	SCE Trust VI	5.000%	Baa1	2,039,178
183,580	Southern Company	5.250%	BBB	4,718,006
166,085	Southern Company	5.250%	BBB	4,226,863
	Total Electric Utilities			35,770,674

	Equity Real Estate Investment Trusts – 18.6%

98,852	American Homes 4 Rent	6.350%	N/R	2,648,245
83,643	American Homes 4 Rent	5.875%	BB	2,137,915
49,640	American Homes 4 Rent	5.500%	N/R	1,412,258
40,109	American Homes 4 Rent	6.500%	N/R	1,098,184
77,186	American Homes 4 Rent	5.875%	BB	1,942,772
111,715	CBL & Associates Properties Inc.	7.375%	BB–	2,442,090
7,619	CBL & Associates Properties Inc.	6.625%	BB–	167,999
27,209	Cedar Shopping Centers Inc., Series A	7.250%	N/R	687,299
102,181	Cedar Shopping Centers Inc., Series A	6.500%	N/R	2,558,612
176,329	City Office REIT, Inc.	6.625%	N/R	4,439,964
44,578	Colony Northstar, Inc.	7.500%	N/R	1,121,137
8,879	Colony Northstar, Inc.	7.150%	N/R	223,573
53,087	Colony Northstar, Inc.	7.125%	N/R	1,328,768
123,243	Colony Northstar, Inc.	7.125%	N/R	3,082,307
112,781	DDR Corporation	6.375%	BB	2,966,140
83,342	Digital Realty Trust Inc.	5.250%	Baa3	2,091,884
91,042	EPR Properties Inc.	5.750%	Baa3	2,278,781
30,552	Farmland Partners, Inc.	6.000%	N/R	787,325
69,386	GGP, Inc.	6.375%	N/R	1,751,303
30,463	Gladstone Commercial Corporation	7.000%	N/R	788,992
81,597	Gramercy Property Trust	7.125%	BB+	2,184,352
85,143	Hersha Hospitality Trust	6.875%	N/R	2,132,832
117,694	Hersha Hospitality Trust	6.500%	N/R	2,911,750

20	NUVEEN

Shares	Description (1)	Coupon	Ratings (4)	Value

	Equity Real Estate Investment Trusts (continued)

194,309	Hersha Hospitality Trust	6.500%	N/R	$4,791,660
138,234	Investors Real Estate Trust	6.625%	N/R	3,588,555
664	Kimco Realty Corporation,	5.500%	Baa2	16,627
60,884	Kimco Realty Corporation,	5.250%	Baa2	1,518,447
589	Kimco Realty Corporation,	5.125%	Baa2	14,572
2,652	LaSalle Hotel Properties	6.375%	N/R	66,565
92,915	LaSalle Hotel Properties	6.300%	N/R	2,391,632
6,521	Mid-America Apartment Communities Inc.	8.500%	BBB–	423,930
188,349	Monmouth Real Estate Investment Corp	6.125%	N/R	4,716,259
35,879	National Retail Properties Inc.	5.200%	Baa2	900,204
16,803	National Storage Affiliates Trust., Preferred Stock	6.000%	N/R	437,550
112,693	Pebblebrook Hotel Trust	6.500%	N/R	2,847,752
99,126	Pebblebrook Hotel Trust	6.375%	N/R	2,549,521
57,003	Penn Real Estate Investment Trust	6.875%	N/R	1,431,345
50,067	PS Business Parks, Inc.	5.250%	BBB	1,264,692
62,659	PS Business Parks, Inc.	5.200%	Baa2	1,572,741
56	Public Storage, Inc.	5.050%	A3	1,397
468	Public Storage, Inc.	5.150%	A3	11,709
427	Rexford Industrial Realty Inc.	5.875%	BB	10,867
4,490	Senior Housing Properties Trust	6.250%	BBB–	120,601
50,480	STAG Industrial Inc.	6.875%	BB+	1,321,566
97,997	Summit Hotel Properties Inc.	7.125%	N/R	2,487,164
47,020	Summit Hotel Properties Inc.	6.450%	N/R	1,199,010
125,971	Summit Hotel Properties Inc.	6.250%	N/R	3,233,676
36,294	Sunstone Hotel Investors Inc.	6.950%	N/R	950,540
126,990	Sunstone Hotel Investors Inc.	6.450%	N/R	3,189,989
29,864	Taubman Centers Incorporated, Series K	6.250%	N/R	753,469
92,874	UMH Properties Inc.	8.000%	N/R	2,533,603
133,708	UMH Properties Inc.	6.750%	N/R	3,611,453
119,421	Urstadt Biddle Properties	6.750%	N/R	3,128,830
63,786	Urstadt Biddle Properties	6.250%	N/R	1,668,004
41,809	Ventas Realty LP	5.450%	BBB+	1,050,242
136,069	Vornado Realty Trust	5.250%	BBB–	3,559,565
14,883	Washington Prime Group, Inc.	6.875%	Ba1	368,652
	Total Equity Real Estate Investment Trusts			100,916,871

	Independent Power & Renewable Electricity Producers – 0.3%

63,257	Brookfield Renewable Partners, Preferred Equity	5.750%	BBB–	1,315,464

	Multi-Utilities – 3.6%

295,393	Dominion Resources Inc.	5.250%	BBB–	7,553,199
112,334	DTE Energy Company	6.000%	Baa2	3,007,181
178,157	DTE Energy Company	5.375%	Baa2	4,537,659
43,918	DTE Energy Company	5.250%	Baa2	1,102,342
123,914	DTE Energy Company	5.250%	Baa2	3,184,590
	Total Multi-Utilities			19,384,971

	Oil, Gas & Consumable Fuels – 1.7%

67,909	NGL Energy Partner LP	9.000%	N/R	1,656,980
201,653	Nustar Energy LP	8.500%	Ba3	5,011,077
44,461	Nustar Energy LP	7.625%	Ba3	1,007,042
63,970	Pembina Pipeline Corporation	5.750%	BB+	1,338,943
3,500	Teekay LNG Partners LP	8.500%	N/R	85,890
	Total Oil, Gas & Consumable Fuels			9,099,932

	Real Estate Management & Development – 0.5%

110,992	Landmark Infrastructure Partners LP	8.000%	N/R	2,825,856
	Total $25 Par (or similar) Retail Preferred (cost $164,717,616)			169,313,768

NUVEEN	21

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	(5)	Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 25.5% (18.2% of Total Investments)

		Commercial Services & Supplies – 2.0%

$1,925		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B	$1,968,313
2,640		Covanta Holding Corporation	5.875%	3/01/24	B1	2,679,600
1,280		Covanta Holding Corporation	5.875%	7/01/25	B1	1,286,400
1,945		GFL Environmental Corporation, 144A	5.625%	5/01/22	B–	2,017,938
2,325		Tervita Escrow Corporation, 144A	7.625%	12/01/21	B	2,330,812
315		Wrangler Buyer Corp., 144A	6.000%	10/01/25	CCC+	324,450
		Total Commercial Services & Supplies				10,607,513

		Construction & Engineering – 1.6%

1,740		AECOM Technology Corporation	5.125%	3/15/27	BB	1,772,451
8,175	COP	Fideicomiso P.A. Concesion Ruta al Mar, 144A	6.750%	2/15/44	Baa3	2,705,078
3,000	EUR	Superstrada Pedemontana Veneta, 144A	0.000%	6/30/47	N/R	3,572,551
355	EUR	Swissport Financing SARL, 144A, (WI/DD)	9.750%	12/15/22	Caa1	442,583
		Total Construction & Engineering				8,492,663

		Diversified Financial Services – 0.6%

1,530		Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	10/01/25	BB	1,522,350
1,645		Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	1,749,128
		Total Diversified Financial Services				3,271,478

		Electric Utilities – 7.2%

5,550		ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	5,681,535
1,512		Brooklyn Navy Yard Cogeneration Partners LP, 144A	7.420%	10/01/20	B+	1,368,175
1,370		Comision Federal de Electricidad of the United States of Mexico, 144A	6.125%	6/16/45	BBB+	1,519,330
5,307		Crocket Cogeneration LP, 144A	5.869%	3/30/25	BB+	5,330,285
2,975		DCP Midstream Operating LP, 144A	5.850%	5/21/43	BB–	2,766,750
1,400	GBP	Electricite de France S.A, Reg S	5.875%	7/22/64	BBB	1,969,978
2,505		Exelon Corporation	6.250%	10/01/39	BBB	2,928,324
959		FPL Energy National Wind LLC, 144A	5.608%	3/10/24	Baa3	965,140
1,540	GBP	Intergen NV, 144A	7.500%	6/30/21	B1	2,027,251
1,734		Mirant Mid-Atlantic Series C Pass Through Trust	10.060%	12/30/28	B–	1,742,915
4,270		NextEra Energy Inc.	4.800%	12/01/77	BBB	4,280,675
3,646		Panoche Energy Center LLC, 144A	6.885%	7/31/29	Baa3	3,668,014
4,265		Red Oak Power LLC	9.200%	11/30/29	BB–	4,840,775
		Total Electric Utilities				39,089,147

		Equity Real Estate Investment Trusts – 2.9%

2,375		Care Capital Properties, Inc.	5.125%	8/15/26	BBB–	2,407,657
1,400		CoreCivic, Inc.	4.750%	10/15/27	Ba1	1,382,500
630		CTR Partnership LP/CareTrust Capital Corporation	5.250%	6/01/25	BB–	642,600
1,465		CyrusOne LP Finance, 144A	5.375%	3/15/27	BB+	1,538,250
430		CyrusOne LP Finance, 144A	5.375%	3/15/27	BB+	451,500
2,765		Geo Group Inc.	6.000%	4/15/26	B+	2,841,038
1,475		Iron Mountain Inc., 144A	5.250%	3/15/28	BB–	1,467,625
1,495		MPT Operating Partnership Finance	5.000%	10/15/27	BBB–	1,523,031
2,195		SBA Communications Corporation	4.875%	9/01/24	B+	2,255,363
1,160		Trust F/1401, 144A	6.950%	1/30/44	Baa2	1,261,500
		Total Equity Real Estate Investment Trusts				15,771,064

		Gas Utilities – 1.3%

685		AmeriGas Partners LP/AmeriGas Finance Corporation	5.750%	5/20/27	BB	691,850
677		Ferrellgas LP	6.750%	1/15/22	B–	626,225
17,005	MXN	Gas Natural Mexico SA	7.670%	7/03/25	N/R	785,106
17,500	MXN	Infraestructura Energetica Nova SAB de CV	6.300%	2/02/23	Baa1	804,488
1,750		National Gas Company of Trinidad and Tobago, 144A	6.050%	1/15/36	BBB	1,811,250
1,230		Suburban Propane Partners LP	5.750%	3/01/25	BB–	1,214,625

22	NUVEEN

Principal Amount (000)	(5)	Description (1)	Coupon	Maturity	Ratings (4)	Value

		Gas Utilities (continued)

$1,060		Suburban Propane Partners LP	5.875%	3/01/27	BB–	$1,036,150
		Total Gas Utilities				6,969,694

		Health Care Providers & Services – 0.1%

650		HCA Inc.	5.500%	6/15/47	BBB–	648,375

		Hotels, Restaurants & Leisure – 0.4%

1,245		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,285,463
1,120		MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 144A	4.500%	1/15/28	BB–	1,097,600
		Total Hotels, Restaurants & Leisure				2,383,063

		Independent Power & Renewable Electricity Producers – 1.5%

2,030		Azure Power Energy Ltd, 144A	5.500%	11/03/22	Ba3	2,063,495
1,080		Calpine Corporation, 144A	5.250%	6/01/26	BB+	1,058,411
1,260		Capex SA, 144A	6.875%	5/15/24	B+	1,314,785
1,185		Dynegy Inc., 144A	8.000%	1/15/25	B+	1,282,762
385		Emirates Semb Corp Water & Power, 144A	4.450%	8/01/35	A2	392,655
735		GenOn Energy Inc., (6)	9.500%	10/15/18	N/R	584,325
1,450		NRG Energy Inc., 144A	5.750%	1/15/28	BB–	1,464,500
		Total Independent Power & Renewable Electricity Producers				8,160,933

		IT Services – 0.7%

3,625		Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	3,697,500

		Marine – 0.1%

5,000	NOK	FJORD 1 ASA, Reg S	4.260%	11/22/22	N/R	612,123

		Mortgage Real Estate Investment Trusts – 0.3%

1,380		Starwood Property Trust, 144A	4.750%	3/15/25	BB–	1,369,650

		Multi-Utilities – 0.2%

1,045		Dominion Resources Inc.	5.750%	10/01/54	BBB–	1,128,600

		Oil, Gas & Consumable Fuels – 3.0%

1,830		Abu Dhabi Crude Oil Pipeline LLC, 144A	4.600%	11/02/47	AA	1,882,210
280		Calumet Specialty Products	6.500%	4/15/21	CCC+	278,600
2,345		Calumet Specialty Products	7.625%	1/15/22	CCC+	2,347,931
280		Delek & Avner Tamar Bond Ltd, 144A	5.412%	12/30/25	BBB–	281,842
1,970		Genesis Energy LP	5.625%	6/15/24	BB–	1,920,750
1,570	CAD	Gibson Energy, 144A	5.250%	7/15/24	BB	1,255,026
745		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	765,488
470		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	482,925
1,335		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,348,350
1,035		NGL Energy Partners LP/Fin Co.	7.500%	11/01/23	B+	1,071,225
2,095		Par Petroleum LLC / Petroleum Finance Corp., 144A	7.750%	12/15/25	BB–	2,087,144
1,880		PBF Holding Company LLC	7.250%	6/15/25	BB	1,976,350
11,145	MXN	Petroleos Mexicanos, 144A	7.190%	9/12/24	A–	500,639
		Total Oil, Gas & Consumable Fuels				16,198,480

		Real Estate Management & Development – 1.0%

2,680		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	2,824,050
2,400		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB	2,478,000
		Total Real Estate Management & Development				5,302,050

		Software – 0.1%

737		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	779,378

NUVEEN	23

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	(5)	Description (1)	Coupon	Maturity	Ratings (4)	Value

		Transportation Infrastructure – 1.7%

$920		Aeropuertos Argentina 2000 SA, 144A	6.875%	2/01/27	BB–	$994,732
695		Aeropuertos Dominicanos SA, 144A	6.750%	3/30/29	BB–	761,025
1,030		Delhi International Airport Ltd, 144A	6.125%	10/31/26	BB	1,089,225
4,200	MXN	Grupo Aeroportuario Del Centro Norte, SAB de CV	6.850%	6/07/21	N/R	201,685
1,780		Mexico City Airport Trust, 144A	5.500%	7/31/47	BBB+	1,757,750
1,490		Rumo Luxembourg Sarl, 144A	7.375%	2/09/24	BB–	1,603,389
2,462		Terminales Portuarios, 144A	8.125%	4/01/37	BB	2,640,939
		Total Transportation Infrastructure				9,048,745

		Water Utilities – 0.1%

545		AEGEA Finance SARL, 144A	5.750%	10/10/24	Ba2	553,175

		Wireless Telecommunication Services – 0.7%

2,532		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	2,569,980
1,400		ViaSat Inc., 144A	5.625%	9/15/25	BB–	1,410,500
		Total Wireless Telecommunication Services				3,980,480
		Total Corporate Bonds (cost $136,275,046)				138,064,111

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 14.7% (10.5% of Total Investments)

		Diversified Financial Services – 0.4%

$930		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$998,792
1,325		RKP Overseas Finance 2016 A, Reg S	7.950%	N/A (7)	B1	1,360,209
2,255		Total Diversified Financial Services				2,359,001

		Electric Utilities – 3.8%

2,265		AES Gener SA, 144A	8.375%	12/18/73	BB	2,368,669
9,455		Emera, Inc.	6.750%	6/15/76	BBB–	10,636,875
3,540		Enel SpA, 144A	8.750%	9/24/73	BBB–	4,398,450
2,595		Exelon Corporation	6.350%	3/15/33	Baa2	2,841,525
17,855		Total Electric Utilities				20,245,519

		Energy Equipment & Services – 3.0%

5,395		Transcanada Trust	5.875%	8/15/76	BBB	5,840,087
5,520		Transcanada Trust	5.625%	5/20/75	BBB	5,809,800
4,655		Transcanada Trust	5.300%	3/15/77	BBB	4,800,469
15,570		Total Energy Equipment & Services				16,450,356

		Multi-Utilities – 0.5%

2,498		RWE AG, Reg S	6.625%	7/30/75	BB+	2,839,906

		Oil, Gas & Consumable Fuels – 6.2%

901		DCP Midstream LP	7.375%	N/A (7)	BB–	893,792
2,879		Enbridge Energy Partners LP	5.131%	10/01/37	BB+	2,853,240
8,412		Enbridge Inc.	6.000%	1/15/77	BBB–	8,748,810
9,315		Enbridge Inc.	5.500%	7/15/77	BBB–	9,266,655
5,425		Enterprise Products Operating LLP	5.250%	8/16/77	Baa2	5,370,750
901		Energy Transfer Partners	6.250%	N/A (7)	BB	875,096
775		Enterprise Products Operating LP	7.034%	1/15/68	Baa2	775,000
3,885		Plains All American Pipeline L.P	6.125%	N/A (7)	BB	3,879,173
625		Summit Midstream Partner LP	9.500%	N/A (7)	B–	632,812
33,118		Total Oil, Gas & Consumable Fuels				33,295,328

		Real Estate Management & Development – 0.8%

4,250		AT Securities BV, Reg S	5.250%	N/A (7)	BBB–	4,303,125
$75,546		Total $1,000 Par (or similar) Institutional Preferred (cost $76,621,148)				79,493,235

24	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 7.9% (5.7% of Total Investments)

	Electric Utilities – 0.9%

85,520	NextEra Energy Inc.	6.123%		BBB	$4,806,224

	Equity Real Estate Investment Trusts – 3.1%

40,974	Alexandria Real Estate Equities Inc.	7.000%		Baa3	1,499,648
88,807	Ashford Hospitality Prime, Inc.	5.500%		N/R	1,775,252
4,440	Crown Castle International Corporation	6.875%		N/R	4,660,180
32,290	EPR Properties Inc.	9.000%		BB	1,180,200
2,802	EPR Properties Inc.	5.750%		N/R	75,430
37,316	Equity Commonwealth	6.500%		Baa3	984,769
11,563	Lexington Corporate Properties Trust, Series B	6.500%		N/R	588,672
103,602	Ramco-Gershenson Properties Trust	7.250%		N/R	5,967,475
11,986	RLJ Lodging Trust	1.950%		B–	323,742
	Total Equity Real Estate Investment Trusts				17,055,368

	Multi-Utilities – 2.7%

10,465	Black Hills Corp	7.750%		N/R	696,341
152,545	Dominion Resources Inc.	6.750%		BBB–	7,880,475
107,593	DTE Energy Company	5.000%		N/R	5,805,718
	Total Multi-Utilities				14,382,534

	Oil, Gas & Consumable Fuels – 1.2%

46,711	Anadarko Petroleum Corporation	7.500%		N/R	1,619,003
134,198	Kinder Morgan Inc., Delaware	9.750%		N/R	5,094,156
	Total Oil, Gas & Consumable Fuels				6,713,159
	Total Convertible Preferred Securities (cost $42,580,271)				42,957,285

Shares	Description (1), (8)				Value

	INVESTMENT COMPANIES – 1.8% (1.3% of Total Investments)

1,627,779	John Laing Infrastructure Fund				$2,707,624
12,613,740	Keppel Infrastructure Trust				5,422,934
492,804	NextEnergy Solar Fund Limited				751,857
679,317	Starwood European Real Estate Finance Limited				1,004,313
	Total Investment Companies (cost $9,016,828)				9,886,728

Principal Amount (000)	Description (1)	Interest Rate (9)	Maturity (9)		Value

	WHOLE LOANS – 1.6% (1.1% of Total Investments) (10), (11)

	Commercial Loans – 1.2%

$13,980	NCH Commercial Pool 2, NCH Corporation, (12), (13), (14)	11.925%	8/01/14		$3,390,150
4,523	RealtiCorp Fund III, RIF 301, LLC / RIF 304, LLC, (12), (14)	4.425%	9/01/17		3,048,337
18,503	Total Commercial Loans				6,438,487

	Multifamily Loans – 0.4%

4,392	NCH Multifamily Pool 2, NCH Corporation, (12), (13), (14)	11.925%	8/01/14		2,260,271
$22,895	Total Whole Loans (cost $23,407,195)				8,698,758

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 1.1% (0.8% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.8%

$6,375	Cheniere Energy Inc.	4.250%	3/15/45	N/R	$4,522,266

NUVEEN	25

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Real Estate Management & Development – 0.3%

$1,480		Tricon Capital Group Inc., 144A	5.750%	3/31/22	N/R	$1,657,600
$7,855		Total Convertible Bonds (cost $5,947,060)				6,179,866

Principal Amount (000)	(5)	Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 0.7% (0.5% of Total Investments)

		Costa Rica – 0.3%

$1,515		Instituto Costarricense de Electricidad, 144A	6.375%	5/15/43	BB	$1,396,860

		India – 0.4%

140,000	INR	National Highways Authority of India, Reg S	7.300%	5/18/22	N/R	2,206,939
		Total Sovereign Debt (cost $3,529,135)				3,603,799
		Total Long-Term Investments (cost $731,268,465)				749,797,576

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 1.7% (1.2% of Total Investments)

		REPURCHASE AGREEMENTS – 1.7% (1.2% of Total Investments)

$8,325		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $8,325,592, collateralized by $8,090,000 U.S. Treasury Inflation Indexed Obligations, 0.125%, due 4/15/19, value $8,491,911	0.540%	1/02/18		$8,325,092

855		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $854,621, collateralized by $880,000 U.S. Treasury Notes, 1.250%, due 12/31/18, value $875,690	0.540%	1/02/18		854,570
$9,180		Total Short-Term Investments (cost $9,179,662)				9,179,662
		Total Investments (cost $740,448,127) – 140.1%				758,977,238
		Borrowings – (41.6)% (15), (16)				(225,225,000)
		Other Assets Less Liabilities – 1.5% (17)				8,122,808
		Net Assets – 100%				$541,875,046

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(65)	3/18	$(7,589,017)	$(7,550,664)	$38,353	$(6,094)
U.S. Treasury 10-Year Note	Short	(94)	3/18	(11,722,549)	(11,660,406)	62,143	(19,094)
U.S. Treasury Long Bond	Short	(50)	3/18	(7,663,513)	(7,650,000)	13,513	(14,062)
U.S. Treasury Ultra Bond	Short	(32)	3/18	(5,332,151)	(5,365,000)	(32,849)	(14,000)
				$(32,307,230)	$(32,226,070)	$81,160	$(53,250)

26	NUVEEN

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (18)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Securities LLC	$112,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$1,197,674	$1,197,674

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Perpetual security. Maturity date is not applicable.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(10)	Interest rates on whole loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(11)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.

(12)	Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(13)	Loan is currently default with regards to scheduled interest and/or principal payments.

(14)	Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3 unless otherwise noted. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(15)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

(16)	Borrowings as a percentage of Total Investments is 29.7%.

(17)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives (“OTC”) as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(18)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

COP	Columbian Peso

EUR	Euro

GBP	Pound Sterling

INR	Indian Rupee

LIBOR	London Inter-Bank Offered Rate

MXN	Mexican Peso

NOK	Norwegian Krone

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

WI/DD	Investment or portion of investment purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	27

Statement of Assets and Liabilities	December 31, 2017

Assets
Long-term investments, at value (cost $731,268,465)	$749,797,576
Short-term investments, at value (cost approximates value)	9,179,662
Cash	33,213
Cash denominated in foreign currencies (cost $631,362)	639,081
Cash collateral at brokers for investments in futures contracts(1)	405,000
Unrealized appreciation on interest rate swaps	1,197,674
Receivable for:
Dividends	3,138,481
Interest	3,883,168
Investments sold	4,285,530
Reclaims	200,868
Other assets	154,735
Total assets	772,914,988
Liabilities
Borrowings	225,225,000
Payable for:
Investments purchased	4,709,886
Variation margin on futures contracts	53,250
Accrued expenses:
Interest on borrowings	63,376
Management fees	617,191
Trustees fees	20,377
Other	350,862
Total liabilities	231,039,942
Net assets	$541,875,046
Shares outstanding	27,632,580
Net asset value (“NAV”) per share outstanding	$19.61
Net assets consist of:
Shares, $0.01 par value per share	$276,326
Paid-in surplus	613,547,121
Undistributed (Over-distribution of) net investment income	(5,918,300)
Accumulated net realized gain (loss)	(85,845,731)
Net unrealized appreciation (depreciation)	19,815,630
Net assets	$541,875,046
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in futures contracts is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

28	NUVEEN

Statement of Operations	Year Ended December 31, 2017

Investment Income
Dividends (net of foreign tax withheld of $546,775)	$17,390,713
Interest	7,143,024
Other	67,751
Total investment income	$24,601,488
Expenses
Management fees	3,953,667
Interest expense on borrowings	2,411,013
Custodian fees	301,882
Trustees fees	71,216
Professional fees	153,721
Shareholder reporting expenses	66,549
Shareholder servicing agent fees	552
Stock exchange listing fees	6,958
Investor relations expenses	92,557
Reorganization expenses	167,411
Other	31,374
Total expenses	7,256,900
Net investment income (loss)	17,344,588
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,233,313
Futures contracts	(27,521)
Swaps	(1,338,973)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	11,469,145
Futures contracts	232,442
Swaps	2,567,679
Net realized and unrealized gain (loss)	16,136,085
Net increase (decrease) in net assets from operations	$33,480,673

See accompanying notes to financial statements.

NUVEEN	29

Statement of Changes in Net Assets

	Year Ended 12/31/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$17,344,588	$10,904,419
Net realized gain (loss) from:
Investments and foreign currency	3,233,313	1,136,419
Futures contracts	(27,521)	18,893
Swaps	(1,338,973)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	11,469,145	9,249,861
Futures contracts	232,442	(17,055)
Swaps	2,567,679	(216,596)
Net increase (decrease) in net assets from operations	33,480,673	21,075,941
Distributions to Shareholders
From net investment income	(18,198,467)	(11,067,664)
Return of capital	—	(2,090,877)
Decrease in net assets from distributions to shareholders	(18,198,467)	(13,158,541)
Capital Share Transactions
Cost of shares repurchased and retired	—	(233,002)
Shares issued in the Reorganization	350,153,354	—
Net increase (decrease) in net assets from capital share transactions	350,153,354	(233,002)
Net increase (decrease) in net assets	365,435,560	7,684,398
Net assets at the beginning of period	176,439,486	168,755,088
Net assets at the end of period	$541,875,046	$176,439,486
Undistributed (Over-distribution of) net investment income at the end of period	$(5,918,300)	$(614,739)

See accompanying notes to financial statements.

30	NUVEEN

Statement of Cash Flows	Year Ended December 31, 2017

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$33,480,673
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(417,063,436)
Proceeds from sales and maturities of investments	411,923,295
Proceeds from (Purchases of) short-term investments, net	6,314,141
Proceeds from (Payments for) cash denominated in foreign currencies, net	(605,204)
Proceeds from (Payments for) closed foreign currency spot contracts	45,504
Proceeds from (Payments for) swap contracts, net	(1,338,973)
Premiums received (paid) for interest rate swaps	951,545
Capital gain and return of capital distributions from investments	2,112,722
Amortization (Accretion) of premiums and discounts, net	22,649
(Increase) Decrease in:
Cash collateral at brokers for investments in futures contracts	(90,252)
Receivable for dividends	(783,714)
Receivable for interest	(757,915)
Receivable for investments sold	5,722,646
Receivable for reclaims	(136,654)
Receivable for variation margin on futures contracts	6,539
Other assets	(143,230)
Increase (Decrease) in:
Payable for investments purchased	(5,884,699)
Payable for variation margin on futures contracts	43,406
Accrued interest on borrowings	53,538
Accrued management fees	415,348
Accrued Trustees fees	8,713
Accrued other expenses	(602,613)
Net realized gain (loss) from:
Investments and foreign currency	(3,233,313)
Swaps	1,338,973
Change in net unrealized (appreciation) of:
Investments and foreign currency	(11,469,145)
Swaps	(2,567,679)
Net cash provided by (used in) operating activities	17,762,865
Cash Flows from Financing Activities:
Proceeds from borrowings	450,000
Cash distributions paid to shareholders	(18,198,467)
Net cash provided by (used in) financing activities	(17,748,467)
Net Increase (Decrease) in Cash	14,398
Cash at the beginning of period	18,563
Cash acquired in connection with the Reorganization	252
Cash at the end of period	$33,213

Supplemental Disclosure of Cash Flow Information(1)
Cash paid for interest on borrowings (excluding borrowing costs)	$2,238,727
(1)	See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for more information of the non-cash activities related to the Fund’s Reorganization.

See accompanying notes to financial statements.

NUVEEN	31

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2017	$18.09	$1.14	$1.66	$2.80	$(1.28)	$—	$—	$(1.28)	$—		$19.61	$17.80
2016	17.27	1.12	1.04	2.16	(1.14)	—	(0.21)	(1.35)	0.01		18.09	15.74
2015	19.84	1.18	(2.18)	(1.00)	(1.15)	(0.04)	(0.38)	(1.57)	—	*	17.27	15.24
2014	18.84	1.37	2.42	3.79	(1.53)	(1.26)	—	(2.79)	—		19.84	18.88
2013	20.34	1.53	0.37	1.90	(1.65)	(1.75)	—	(3.40)	—		18.84	16.75

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2017	$225,225	$3,406
2016	73,275	3,408
2015	74,500	3,265
2014	81,500	3,381
2013	87,500	3,106

32	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.81%	21.62%	$541,875	2.47%	5.90%	100%
12.82	12.37	176,439	2.18	6.19	107
(5.39)	(11.72)	168,755	2.12	6.24	96
20.58	30.14	194,041	1.91	6.66	139
9.35	7.88	184,249	1.95	7.30	188

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2017	0.82%
2016	0.56
2015	0.52
2014	0.37
2013	0.40

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	33

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is December 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Fund Reorganization

Effective prior to the opening of business on September 11, 2017, Diversified Real Asset Income Fund (DRA) (the “Target Fund”) was reorganized into the Fund (the “Acquiring Fund”) (the “Reorganization”).

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Details of the Reorganization are further described in Note 9 – Fund Reorganization.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund also employs an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its managed assets.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S GAAP “).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may

34	NUVEEN

have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$451,015

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For financial reporting purposes, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NUVEEN	35

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from a pricing service. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

36	NUVEEN

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$217,912,775	$73,687,251	***	$—		$291,600,026
$25 Par (or similar) Retail Preferred	165,657,311	3,656,457	***	—		169,313,768
Corporate Bonds	—	138,064,111		—		138,064,111
$1,000 Par (or similar) Institutional Preferred	—	79,493,235		—		79,493,235
Convertible Preferred Securities	42,957,285	—		—		42,957,285
Investment Companies	9,886,728	—		—		9,886,728
Whole Loans	—	—		8,698,758	***	8,698,758
Convertible Bonds	—	6,179,866		—		6,179,866
Sovereign Debt	—	3,603,799		—		3,603,799

Short-Term Investments:
Repurchase Agreements	—	9,179,662		—		9,179,662

Investments in Derivatives:
Futures Contracts**	81,160	—		—		81,160
Interest Rate Swaps**	—	1,197,674		—		1,197,674
Total	$436,495,259	$315,062,055		$8,698,758		$760,256,072
*	Refer to the Fund’s Portfolio of Investments for industry, country classifications and whole loan categories, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.

NUVEEN	37

Notes to Financial Statements (continued)

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Whole Loans
Balance at the beginning of period	$—
Investments acquired in the Reorganization	12,847,432
Gains (losses):
Net realized gains (losses)	(8,100,693)
Change in net unrealized appreciation (depreciation)	7,807,831
Purchases at cost	—
Sales at proceeds	(3,855,812)
Net discounts (premiums)	—
Transfers into	—
Transfers (out of)	—
Balance at the end of period	$8,698,758
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(153,774)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
Commercial & Multifamily Whole Loans	$5,650,421	Sales Comparison Approach (50% Weighting) Income Capitalization Approach (50% Weighting)	Appraisal Estimate Appraisal Estimate	5.7mm - 7.6mm 4.6mm

	3,048,337	Estimated Recovery Value (Foreclosure Scenario 50% Weighting) Sales Comparison Approach (50% Weighting)	Land Appraisal Broker Opinion	2.6mm - 4.6mm 3.2mm - 3.8mm
Total	$8,698,758

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$38,039,655	$—	$—	$(38,039,655)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

38	NUVEEN

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$100,809,893	13.3%
Singapore	37,528,970	4.9
Australia	23,370,216	3.1
Italy	19,509,478	2.6
France	16,213,688	2.1
Other	124,079,225	16.4
Total non-U.S. Securities	$321,511,470	42.4%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Fund may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

NUVEEN	39

Notes to Financial Statements (continued)

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loans Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*
Multifamily Loans	$—	—%	$—	—%	$—	—%	$—	—%	$2,260,271	26.0%	$2,260,271	26.0%
Commercial Loans	3,048,337	35.0	—	—	—	—	—	—	3,390,150	39.0	6,438,487	74.0
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$9,179,662	$(9,179,662)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal

40	NUVEEN

to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(19,166,317)
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$114,009

Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(32,849)
Total			$—		$81,160
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(27,521)	$232,442

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared

NUVEEN	41

Notes to Financial Statements (continued)

swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$102,540,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$1,197,674	—	$—

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$1,197,674	$—	$1,197,674	$(1,197,674)	$—
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(1,338,973)	$2,567,679

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

42	NUVEEN

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/17	Year Ended 12/31/16
Shares:
Issued in Reorganization	17,879,930	—
Repurchased and retired	—	(17,800)
Weighted average:
Price per share repurchased and retired	$—	$13.07
Discount per share repurchased and retired	—	17.34%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $417,063,436 and $411,923,295, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$753,825,748
Gross unrealized:
Appreciation	$41,711,256
Depreciation	(36,559,766)
Net unrealized appreciation (depreciation) of investments	$5,151,490

Tax cost of futures	$81,160
Net unrealized appreciation (depreciation) of futures	—

NUVEEN	43

Notes to Financial Statements (continued)

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	1,197,674

Permanent differences, primarily due to bond premium amortization adjustments, REIT adjustments, nondeductible reorganization expenses, reorganization adjustments, complex securities character adjustments, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2017, the Fund’s tax year end, as follows:
Paid-in surplus	$88,803,136
Undistributed (Over-distribution of) net investment income	(4,449,682)
Accumulated net realized gain (loss)	(84,353,454)
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s tax year end, were as follows:
Undistributed net ordinary income[1]	$2,891,320
Undistributed net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended December 31, 2017 and December 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017
Distributions from net ordinary income[1]	$18,198,467
Distributions from net long-term capital gains	—
Return of capital	—

2016
Distributions from net ordinary income[1]	$11,067,664
Distributions from net long-term capital gains	—
Return of capital	2,090,877
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2017, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration[2]	$81,196,571

[2]	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

44	NUVEEN

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2017 the complex-level fee for the Fund was 0.1595%.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $231,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $225,225,000.

For the period January 1, 2017 through July 20, 2017, interest was charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund was only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

Effective July 21, 2017, interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed and 0.125% per annum on the undrawn balance. The Fund also accrued a one-time upfront fee of 0.10% per annum on the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $119,990,753 and 1.88%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by securities in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund had entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

NUVEEN	45

Notes to Financial Statements (continued)

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

During the current fiscal period, the Fund earned Rehypothecation Fees of $67,751 which is recognized as “Other income” on the Statement of Operations.

On July 21, 2017, the Fund terminated its Side Letter.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current period, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

9. Fund Reorganization

The Reorganization as previously described in Note 1 – General Information and Significant Accounting Policies, Fund Reorganization, was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the Reorganization, was as follows:

DRA
Cost of investments	$498,112,954
Fair value of investments	503,310,120
Net unrealized appreciation (depreciation) of:
Investments	5,197,166
Futures	(148,903)
Total net unrealized appreciation (depreciation)	5,048,263

46	NUVEEN

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganization was as follows:

Target Fund – Prior to Reorganization	DRA
Common shares outstanding	17,835,395
Net assets applicable to common shares	$350,153,354
NAV per common share outstanding	$19.63

Acquiring Fund – Prior to Reorganization	JRI
Common shares outstanding	9,752,650
Net assets applicable to common shares	$190,992,363
NAV per common share outstanding	$19.58

Acquiring Fund – Post Reorganization	JRI
Common shares outstanding	27,632,580
Net assets applicable to common shares	$541,145,717
NAV per common share outstanding	$19.58

Pro Forma Results of Operations (Unaudited)

The beginning of the Target Fund’s current fiscal period was June 1, 2017. Assuming the Reorganization had been completed on January 1, 2017, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	JRI
Net investment income (loss)	$30,150,982
Net realized and unrealized gains (losses)	49,541,139
Change in net assets resulting from operations	79,692,121

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.

Cost and Expenses

In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

11. Subsequent Event

Investment Policy Change

Effective January 26, 2018, as approved by the Board, the Fund changed its investment policies related to investments in senior loans. Specifically, the new policy provides that under normal market conditions, the Fund may invest up to 5% of its net assets in senior loans.

NUVEEN	47

Additional

Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02081 (800) 257-8787

Distribution Information:

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% QDI	29.9%
% DRD	9.1%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Shares Repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

48	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	JRI Custom Blended Benchmark: A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

NUVEEN	49

Glossary of Terms Used in this Report (Unaudited) (continued)

∎	MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

50	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	51

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		174

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		174

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		174

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

52	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		174

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		174

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		174

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		174

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		174

NUVEEN	53

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		172

Interested Board Member:

∎ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		174

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		174

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		174

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		174

54	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		174

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		174

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		75

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		174

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		174

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		174

NUVEEN	55

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		174

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		174

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

56	NUVEEN

Notes

NUVEEN	57

Notes

58	NUVEEN

Notes

NUVEEN	59

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide
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Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-I-1217D        427227-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended [5]	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2017	$32,150	$7,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2016	$26,375	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

5 Fund absorbed Diversified Real Asset Income Fund on 09/08/2017

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2017	$0	$0	$0	$0
December 31, 2016	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Jay L. Rosenberg, Managing Director and head of real assets at Nuveen Asset Management, is the lead manager of the Fund. He began working with infrastructure and real estate assets in 1995. In 2005, he joined FAF Advisors, Inc. (“FAF”), which was acquired by Nuveen Investments on January 1, 2011. While at FAF, he was the creator and primary portfolio manager of the Global Infrastructure product and co-lead manager of the Real Estate Securities product.

Jeffrey T. Schmitz, CFA, Senior Vice President at Nuveen Asset Management, is a co-manager of the Fund and the Nuveen Real Asset Income Fund and Nuveen High Income Bond Fund. Mr. Schmitz is a member of the High-Yield Credit and the Emerging Markets Sector Teams. He conducts credit analysis and monitors credit quality for debt securities, focusing on energy, healthcare and pharmaceuticals, technology, and emerging market corporates. He began working in the financial industry in 1987. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute, as well as the CFA Society of Minnesota.

Brenda A. Langenfeld, CFA, is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund. She started working in the financial services industry with FAF Advisors, Inc. (“FAF”) in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Tryg T. Sarsland is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund. He entered the financial services industry in 2000 and joined Nuveen Asset Management as Vice President and Portfolio Manager Associate in 2011. In 2012, he was named Co-Portfolio Manager of the Global Infrastructure strategy and in 2017, he was named Co-Portfolio Manager of the Real Asset Income strategy.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance Based Fees	Assets in Accounts with Performance Based Fees*
Brenda	Registered Investment Company	6	$9.05 billion	0	0
Langenfeld	Other Pooled Investment Vehicles	5	$198 million	0	0
	Other Accounts	611	$1.96 billion	0	0

Jay Rosenberg	Registered Investment Company	4	$6.83 billion	0	0
	Other Pooled Investment Vehicles	12	$2.02 billion	0	0
	Other Accounts	12	$6.06 billion	0	0

Tryg Sarsland	Registered Investment Company	3	$3.01 billion	0	0
	Other Pooled Investment Vehicles	12	$2.02 billion	0	0
	Other Accounts	6	$1.66 billion	0	0

Jeffrey Schmitz	Registered Investment Company	7	$4.66 billion	0	0
	Other Pooled Investment Vehicles	4	$117 million	0	0
	Other Accounts	4	$1.34 billion	0	0

* Assets are as of December 31, 2017.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item8 (a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JRI SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brenda Langenfeld	X
Jay Rosenberg				X
Tryg Sarsland	X
Jeffrey Schmitz					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2018